UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

5C Lending Partners Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-56665	93-4039151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

330 Madison Avenue, 20th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 516-3171

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 2, 2026, 5C Lending Partners Corp. (the “Company”) entered into a second amendment (the “Ally Loan Second Amendment”) to the Loan, Security and Collateral Management Agreement, by and among the Company, as transferor, 5C Lending Partners Advisor LLC, as collateral manager, 5CLP BDC I ABL SPV-A LLC, as borrower, the lenders party thereto, Ally Bank, as administrative agent, swingline lender and arranger, and U.S. Bank Trust Company, National Association, as collateral custodian, dated as of November 6, 2025 (as amended, supplemented or otherwise modified from time to time, including by the Ally Loan Second Amendment, the “Ally Loan Agreement”). The Ally Loan Agreement provides for a revolving credit facility (the “ABL Credit Facility”).

The Ally Loan Second Amendment amends the ABL Credit Facility to, among other things: (i) increase the facility amount by $200,000,000 to $600,000,000, (ii) increase the swingline commitment to $60,000,000, (iii) modify the excess concentration amount limitations as further detailed in the Ally Loan Agreement and (iv) increase the applicable spread on advances bearing interest at the Benchmark (as defined in the Ally Loan Agreement) to 1.83% (or 3.83% in the event of an Event of Default (as defined in the Ally Loan Agreement)) and on advances bearing interest at the Base Rate (as defined in the Ally Loan Agreement) to 0.83% (or 2.83% in the event of an Event of Default).

The description of the Ally Loan Second Amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Ally Loan Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Second Amendment to Loan, Security, and Collateral Management Agreement, dated September 2, 2026, by and among 5C Lending Partners Corp., as transferor, 5CLP BDC I ABL SPV-A LLC, as borrower, Ally Bank, as administrative agent, swingline lender and arranger, U.S. Bank Trust Company, National Association, as collateral custodian, and the lenders from time to time party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026	5C Lending Partners Corp.

By:	/s/ Michael Koester
Name: Michael Koester
Title: Co-President

By:	/s/ Thomas Connolly
Name: Thomas Connolly
Title: Co-President